UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 24, 2005

                           MTI Technology Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-23418              95-3601802
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)

     14661 Franklin Avenue, Tustin, California                    92780
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (714) 481-7800

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

                  (b)  Offer Letter to Jon Caputo

                  On March 28, 2005, we extended the offer to Jon Caputo described under Item 5.02 below.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                  (c)  Appointment of Executive Vice President, Worldwide
                   Operations.

                  On May 24, 2005, Jon Caputo was appointed MTI Technology's (the "Company") Executive Vice President, Worldwide Operations. In connection with his appointment as Executive Vice President, Worldwide Operations, Mr. Caputo will receive an annual salary of $240,000. Additionally, Mr. Caputo will receive a bonus of $90,000 based upon performance. Mr. Caputo is also entitled to participate in our executive benefits program on the same terms and conditions as our other executive officers, to an automobile allowance of $700 per month and received the Company's standard forms of Indemnification Agreement and Change of Control Agreement. Subject to approval by the Compensation Committee of our Board of Directors, Mr. Caputo will also receive an option to purchase 275,000 shares of our common stock pursuant to our 2001 Stock Incentive Plan at an exercise price equal to the fair market value of the stock on the date the Compensation Committee approves the grant. The option will vest in installments over 36 months so long as Mr. Caputo continues to be employed by the Company. The 2001 Stock Incentive Plan and forms of Indemnification Agreement and Change of Control Agreement have been filed previously.

                  Jon Caputo, age 59, served as Vice President of Americas Professional Services from 1999 to 2005 for Sun Microsystems, Inc. From 1997 to 1998, Mr. Caputo was Vice President of Customer Operations and Professional Services for New World Systems Corporation, a software company specializing in public sector applications. Before joining New World Systems, he held a number of positions from1971 to 1996 with Digital Equipment Corporation, including Vice President, Americas Systems Integration; Vice President, Asia Pacific Integration Services; Director, Global Systems Integration Business Development. Mr. Caputo has served as a member of the Board of Directors for the Carnegie Group, Inc.; a member of the Board of Advisors for Equinox Solutions, Inc.; and a member of the Customer Advisory Board for Encore Solutions.

                  On May 24, 2005, the Company issued a press release announcing the appointment of Mr. Caputo as the Company's Executive Vice President, Worldwide Operations. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit Number             Description
--------------             -----------

99.1 Press Release issued by the Company on May 24, 2005, announcing the appointment of Jon Caputo as the Company's Executive Vice President, Worldwide Operations.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MTI TECHNOLOGY CORPORATION

Date:      May 31, 2005                   By: /s/ SCOTT POTERACKI
           ------------                       ----------------------------------
                                               Scott Poteracki
                                               Executive Vice President and
                                               Chief Financial Officer